UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2015

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive, Houston, Texas 77042
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 283-9237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2015, Phillips 66 Partners LP issued a press release announcing the declaration of its quarterly cash distribution for the third quarter of 2015. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this report and the exhibits hereto shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 — Press release issued by Phillips 66 Partners LP on October 21, 2015, announcing the declaration of its quarterly cash distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHILLIPS 66 PARTNERS LP

By: Phillips 66 Partners GP LLC, its general partner

/s/ Chukwuemeka A. Oyolu
Chukwuemeka A. Oyolu Vice President and Controller

October 21, 2015

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release issued by Phillips 66 Partners LP on October 21, 2015, announcing the declaration of its quarterly cash distribution.